SECTOR COMMUNICATIONS, INC.

                              7601 LEWINSVILLE ROAD
                             McLEAN, VIRGINIA 22102

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Theodore Georgelas and Geoffrey Button and each of them, with full power of substitution, as proxies to vote as designated on the reverse side, all the shares of common stock held by the undersigned at the annual meeting of shareholders of Sector Communications, Inc. to held on September 25, 1997, at 10:00 a.m. at the Company's corporate offices, or any adjournment thereof, and with discretionary authority to vote on all other matters that may properly come before the meeting.

                         (TO BE SIGNED ON REVERSE SIDE)

[ X ]    Please mark your
         votes as in this
         example.
                   FOR  AGAINST  ABSTAIN                   FOR  AGAINST  ABSTAIN
1. INCREASE IN    [   ]  [   ]    [   ]    3. APPROVAL OF [   ]  [   ]    [   ]
   NUMBER OF                                 INDEPENDENT
   COMMON SHARES                             ACCOUNTANTS
   AUTHORIZED

                  FOR   WITHHELD     Nominees:   Theodore J. Georgelas
2.  ELECTION OF   [   ]   [  ]                    Geoffrey A. Button
    DIRECTORS                                    Jeff Shear
                                                 C. Donald Johnson



                              THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTE FOR ALL NOMINEES LISTED ABOVE FOR ELECTION OF DIRECTORS AND FOR APPROVAL OF THE INCREASE IN NUMBER OF AUTHORIZED COMMON SHARE AND FOR APPROVAL OF THE INDEPENDENT AUDITORS AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

                              IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, YOU MAY JUST SIGN AND DATE BELOW AND MAIL IN THE POSTAGE PAID ENVELOPE PROVIDED. SPECIFIC CHOICES MAY BE MADE ABOVE.



SIGNATURE_______________   DATE_______ __________________________  DATE_________
                                       SIGNATURE, IF HELD JOINTLY

NOTE: Please sign exactly as names appears hereon. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such.

                           SECTOR COMMUNICATIONS, INC.

                              7601 LEWINSVILLE ROAD
                             McLEAN, VIRGINIA 22102

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Theodore Georgelas and Geoffrey Button and each of them, with full power of substitution, as proxies to vote as designated on the reverse side, all the shares of common stock held by the undersigned at the annual meeting of shareholders of Sector Communications, Inc. to held on September 25, 1997, at 10:00 a.m. at the Company's corporate offices, or any adjournment thereof, and with discretionary authority to vote on all other matters that may properly come before the meeting.


[ X ]    Please mark you votes as in this example.


                         FOR      WITHHELD            Nominees:

1. ELECTION OF         [   ]    [   ]                 Theodore J. Georgelas
    DIRECTORS                                         Geoffrey A. Button
                                                      Jeff Shear
                                                      C. Donald Johnson

                    FOR    AGAINST  ABSTAIN                                      FOR    AGAINST  ABSTAIN
2. INCREASE IN      [   ]  [   ]    [   ]         3.  APPROVAL OF                [   ]  [   ]    [   ]
    NUMBER OF                                         INDEPENDENT
    COMMON SHARES                                     ACCOUNTANTS
    AUTHORIZED


This proxy will be voted as directed, or if no direction is indicated, will be vote FOR all nominees listed above for election of directors and FOR approval of the increase in number of authorized common share and FOR approval of the independent auditors and in the discretion of the persons named as proxies with respect to any other business that may properly come before the meeting.

If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage paid envelope provided. Specific choices may be made above.



SIGNATURE  ______________________________________             DATE _____________

SIGNATURE  ______________________________________             DATE _____________


NOTE: Please sign exactly as names appears hereon. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such.